UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 10, 2014

NPC RESTAURANT HOLDINGS, LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-180524-04 (Commission File Number)	20-4509045 (I.R.S. Employer Identification No.)

7300 West 129th Street
Overland Park, Kansas 66213
(Address of principal executive office)(Zip Code)

(913) 327-5555
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.            Change in Registrant's Certifying Accountant.

(a)           Dismissal of Independent Registered Public Accounting Firm.

The Audit Committee (the "Audit Committee") of the Board of Managers of NPC Restaurant Holdings, LLC (the "Company"), recently conducted a competitive process to determine the Company's independent registered public accounting firm for the fiscal year ending December 30, 2014.  The Audit Committee invited several firms to participate in this process, including PricewaterhouseCoopers LLP ("PWC"), the Company's independent registered public accounting firm for the fiscal year ended December 31, 2013, and the prior fiscal year.

As a result of this process, the Audit Committee approved the appointment of KPMG LLP ("KPMG") as the Company's independent registered public accounting firm for the fiscal year ending December 30, 2014. On June 10, 2014, the Audit Committee approved the dismissal of PWC as the Company's independent registered public accounting firm, effective on that date.

The reports of PWC on the consolidated financial statements of the Company and its subsidiaries for each of the two fiscal years ended December 31, 2013 and December 25, 2012 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or application of accounting principles.  During the fiscal years ended December 31, 2013 and December 25, 2012 and in the subsequent interim period through June 10, 2014, there was no "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of PWC, would have caused PWC to make reference to the subject matter of such disagreements in connection with its reports on the consolidated financial statements for such years.  During the fiscal years ended December 31, 2013 and December 25, 2012 and in the subsequent interim period through June 10, 2014, there was no "reportable event" (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided PWC with a copy of the disclosure contained in this Current Report on Form 8-K and requested that PWC furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and if not, stating the respects in which it does not agree.  A copy of PWC's letter, dated June 13, 2014, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)           Appointment of New Independent Registered Public Accounting Firm.

As discussed above, on June 10, 2014, the Audit Committee approved the appointment of KPMG as the Company's independent registered public accounting firm for the fiscal year ending December 30, 2014.  During the fiscal years ended December 31, 2013 and December 25, 2012 and subsequent interim period through June 10, 2014, neither the Company, nor anyone on its behalf, has consulted KPMG with respect to (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a "reportable event" (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01             Financial Statements and Exhibits.

(d)         Exhibits

Number                      Description

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated June 13, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NPC RESTAURANT HOLDINGS, LLC

By:	/s/ Troy D. Cook
Troy D. Cook
Executive Vice President—Finance and Chief Financial Officer

Date: June 13, 2014

INDEX TO EXHIBITS

Exhibit                      Description

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated June 13, 2014.